UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 1, 2004
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Washington                     000-22418                91-1011792
---------------------------------   -------------------------- -----------------
  (State or Other Jurisdiction      (Commission File No.)         (IRS Employer
       of Incorporation)                                     Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 1, 2004, Itron, Inc. ("we," "our" or "the Company") completed a
$30 million interest rate swap with a counterparty whereby we receive variable interest payments based on three-month London InterBank Offered Rate (LIBOR) and pay fixed interest payments based on a rate of 3.26%, over a three-year term of the swap agreement. There were no origination fees or other significant up front costs in connection with this financing instrument.

In addition, on October 1, 2004, we purchased a 4.00% three-month LIBOR interest rate cap pertaining to an additional $10 million of floating rate debt. The interest rate cap commences one year from now on October 1, 2005 and matures on September 30, 2007. The origination fee in connection with the interest rate cap was $103,000, which will be amortized over the term of the interest rate cap.

This interest rate swap was entered into pursuant to our $240 million senior secured credit facility agreement completed on July 1, 2004, which requires us to enter into interest rate agreements within 90 days after the closing of the senior credit facility to substantially fix or hedge the interest rate on at least 50% of our aggregate principal amount of debt for a period of not less than three years. The $30 million interest rate swap increases the percentage of fixed rate debt above the minimum requirement of 50%. The interest rate cap was not required pursuant to the secured credit facility, but was considered a prudent purchase by management.



Item 9.01      Financial Statements and Exhibits.

(c)      Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number             Description
--------------     -------------------------------------------------------------

10.1               Interest Rate Swap  Transaction  Agreement among Itron,  Inc.
                   and U.S. Bank National  Association dated September 29, 2004.

10.2 Rate Cap Transaction Agreement among Itron, Inc. and KeyBank National Association dated September 29, 2004.


                            ------------------------

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 ITRON, INC.

Dated:  October 1, 2004          By:  /s/ DAVID G. REMINGTON
                                      ----------------------
                                 David G. Remington
                                 Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number             Description
--------------     -------------------------------------------------------------

10.1 Interest Rate Swap Transaction Agreement among Itron, Inc. and U.S. Bank National Association dated September 29, 2004.

10.2 Rate Cap Transaction Agreement among Itron, Inc. and KeyBank National Association dated September 29, 2004.